Exhibit 21

PEABODY ENERGY CORPORATION
LIST OF SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Formation

701 Aviation North, LLC	Delaware
9 East Shipping Australia Pty Ltd	Australia
9 East Shipping US, LLC	Delaware
American Land Development, LLC	Delaware
American Land Holdings of Colorado, LLC	Delaware
American Land Holdings of Illinois, LLC	Delaware
American Land Holdings of Indiana, LLC	Delaware
American Land Holdings of Kentucky, LLC	Delaware
Big Ridge, Inc.	Illinois
Big Sky Coal Company	Delaware
Bowen Basic Coal Joint Venture *	Australia
BTU International B.V.	Netherlands
BTU Western Resources, Inc.	Delaware
Burton Coal Pty Ltd	Australia
Carbones Peabody de Venezuela, S.A.	Venezuela
Cardinal Gasification Center, LLC	Illinois
Centurion Coal Mining Pty Ltd	Australia
Complejo Siderurgico Del Lago, C.A.	Venezuela
Conservancy Resources, LLC	Delaware
Coppabella and Moorvale Joint Venture *	Australia
Desarrollos Venshelf IV, CA	Venezuela
El Segundo Coal Company, LLC	Delaware
Excel Equities International Pty Ltd	Australia
Excelven Pty Ltd	British Virgin Islands
Hayden Gulch Terminal, LLC	Delaware
Helensburgh Coal Pty Ltd	Australia
Hillside Recreational Lands, LLC	Delaware
Islands of Waterside, LLC	Delaware
Kayenta Mobile Home Park, Inc.	Delaware
Kentucky United Coal, LLC	Indiana
Metropolitan Collieries Pty Ltd	Australia
Middlemount Coal Pty Ltd	Australia
Middlemount Mine Management Pty Ltd	Australia
Millennium Coal Pty Ltd	Australia
Moffat County Mining, LLC	Delaware
Moorvale West Joint Venture *	Australia
New Mexico Coal Resources, LLC	Delaware
North Goonyella Coal Mines Pty Ltd	Australia
North Wambo Pty Ltd	Australia
P&L Receivables Company, LLC	Delaware
Peabody (Burton Coal) Pty Ltd	Australia

Peabody (Kogan Creek) Pty Ltd	Australia
Peabody America, LLC	Delaware
Peabody Arclar Mining, LLC	Indiana
Peabody Asset Holdings, LLC	Delaware
Peabody Australia Holdco Pty Ltd	Australia
Peabody Australia Mining Pty Ltd	Australia
Peabody BB Interests Pty Ltd	Australia
Peabody Bear Run Mining, LLC	Delaware
Peabody Bear Run Services, LLC	Delaware
Peabody Bistrotel Pty Ltd	Australia
Peabody Caballo Mining, LLC	Delaware
Peabody Cardinal Gasification, LLC	Delaware
Peabody China, LLC	Delaware
Peabody CHPP Pty Ltd	Australia
Peabody Coal Venezuela Limited	Bermuda
Peabody Coalsales Pacific Pty Ltd	Australia
Peabody COALSALES, LLC	Delaware
Peabody COALTRADE Asia Private Ltd.	Singapore
Peabody Coaltrade India Private Limited	India
Peabody COALTRADE, LLC	Delaware
Peabody Colorado Operations, LLC	Delaware
Peabody Colorado Services, LLC	Delaware
Peabody Coppabella Pty Ltd	Australia
Peabody Coulterville Mining, LLC	Delaware
Peabody Custom Mining Pty Ltd	Australia
Peabody Development Company, LLC	Delaware
Peabody Electricity, LLC	Delaware
Peabody Employment Services, LLC	Delaware
Peabody Energy Australia Coal Pty Limited	Australia
Peabody Energy Australia PCI (C&M Equipment) Pty Ltd	Australia
Peabody Energy Australia PCI (C&M Management) Pty Ltd	Australia
Peabody Energy Australia PCI Equipment Pty Ltd	Australia
Peabody Energy Australia PCI Financing Pty Ltd	Australia
Peabody Energy Australia PCI Mine Management Pty Ltd	Australia
Peabody Energy Australia PCI Pty Ltd	Australia
Peabody Energy Australia PCI Rush Pty Ltd	Australia
Peabody Energy Australia Pty Ltd	Australia
Peabody Energy Finance Pty Ltd	Australia
Peabody Gateway North Mining, LLC	Delaware
Peabody Gateway Services, LLC	Delaware
Peabody Global Funding, LLC	Delaware
Peabody Global Investments, LLC	Delaware
Peabody Holding Company, LLC	Delaware
Peabody IC Funding Corp.	Delaware
Peabody Illinois Services, LLC	Delaware
Peabody Indiana Services, LLC	Delaware
Peabody International Investments, Inc.	Delaware

Peabody International Services, Inc.	Delaware
Peabody Investment & Development Business Services Beijing Co. Ltd	China
Peabody Investments Corp.	Delaware
Peabody Metcoal Holdings Pty Ltd	Australia
Peabody Midwest Management Services, LLC	Delaware
Peabody Midwest Mining, LLC	Indiana
Peabody Midwest Operations, LLC	Delaware
Peabody Midwest Services, LLC	Delaware
Peabody MNG Pty Ltd	Australia
Peabody Mongolia, LLC	Delaware
Peabody Monto Coal Pty Ltd	Australia
Peabody Moorvale Pty Ltd	Australia
Peabody Moorvale West Pty Ltd	Australia
Peabody Natural Gas, LLC	Delaware
Peabody Natural Resources Company	Delaware
Peabody New Mexico Services, LLC	Delaware
Peabody Olive Downs Pty Ltd	Australia
Peabody Operations Holding, LLC	Delaware
Peabody Pastoral Holdings Pty Ltd	Australia
Peabody Powder River Mining, LLC	Delaware
Peabody Powder River Operations, LLC	Delaware
Peabody Powder River Services, LLC	Delaware
Peabody Rocky Mountain Management Services, LLC	Delaware
Peabody Rocky Mountain Services, LLC	Delaware
Peabody Sage Creek Mining, LLC	Delaware
Peabody School Creek Mining, LLC	Delaware
Peabody Services Holdings, LLC	Delaware
Peabody SMC Pty Ltd	Australia
Peabody Southeast Mining, LLC	Delaware
Peabody Twentymile Mining, LLC	Delaware
Peabody Venezuela Coal Corp.	Delaware
Peabody Venture Fund, LLC	Delaware
Peabody-Waterside Development, L.L.C.	Delaware
Peabody West Burton Pty Ltd	Australia
Peabody West Rolleston Pty Ltd	Australia
Peabody West Walker Pty Ltd	Australia
Peabody Western Coal Company	Delaware
Peabody Wild Boar Mining, LLC	Delaware
Peabody Wild Boar Services, LLC	Delaware
Peabody Williams Fork Mining, LLC	Delaware
Peabody Wyoming Services, LLC	Delaware
PEC Equipment Company, LLC	Delaware
PIC Acquisition Corp.	Delaware
PIC AU Holdings Corporation	Delaware
PIC AU Holdings LLC	Delaware
R3 Renewables Credit I LLC	Delaware
R3 Renewables Holding, LLC	Delaware

R3 Renewables LLC	Delaware
R3R Employer Holdings LLC	Delaware
R3R Employer LLC	Delaware
R3 Renewables Development Holdings LLC	Delaware
R3 Renewables Pledgor I LLC	Delaware
Ribfield Pty Ltd	Australia
Sage Creek Holdings, LLC	Delaware
Sage Creek Land & Reserves, LLC	Delaware
Seneca Coal Company, LLC	Delaware
Seneca Property, LLC	Delaware
Shoshone Coal Corporation	Delaware
Sterling Centennial Missouri Insurance Corporation	Missouri
Transportes Coal Sea de Venezuela, CA	Venezuela
Twentymile Coal, LLC	Delaware
Twentymile Development, LLC	Delaware
United Minerals Company, LLC	Indiana
United Wambo Joint Venture *	Australia
Wambo Coal Pty Ltd	Australia
Wambo Coal Terminal Pty Ltd	Australia
West Rolleston Joint Venture *	Australia
West Walker Joint Venture *	Australia
West/North Burton Joint Venture *	Australia
Wilpinjong Coal Pty Ltd	Australia

*Unincorporated joint venture.